                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     Jack D. Henderson, whose signature appears below, does hereby constitute and appoint Kenneth V. Penland and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


                                        /s/ Jack D. Henderson
                                        ---------------------
                                            Jack D. Henderson

Date: May 20, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     McNeil S. Fiske, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Kenneth V. Penland and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                        /s/ McNeil S. Fiske
                                        -------------------
                                        McNeil S. Fiske

Date: June 8, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     James B. O'Boyle, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Kenneth V. Penland and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                        /s/ James B. O'Boyle
                                        --------------------
                                        James B. O'Boyle

Date: May 19, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     Robert L. Stamp, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Kenneth V. Penland and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                        /s/ Robert L. Stamp
                                        -------------------
                                            Robert L. Stamp

Date: May 17, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     Lyman Seely, whose signature appears below, does hereby constitute and appoint Jack D. Henderson, Kenneth V. Penland and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                        /s/ Lyman Seely
                                        ---------------
                                            Lyman Seely

Date: May 19, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     Jasper R. Frontz, whose signature appears below, does hereby constitute and appoint Kenneth V. Penland, Jack D. Henderson and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                        /s/ Jasper R. Frontz
                                        --------------------
                                            Jasper R. Frontz

Date: May 20, 1999

                                    WESTCORE TRUST

                                  POWER OF ATTORNEY


     Kenneth V. Penland, whose signature appears below, does hereby constitute and appoint Jack D. Henderson and W. Bruce McConnel, III, and either of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.



                                        /s/ Kenneth V. Penland
                                        ----------------------
                                            Kenneth V. Penland

Date: May 20, 1999

                                   WESTCORE TRUST

                               CERTIFICATE OF SECRETARY


          The undersigned, being the duly elected and acting Secretary of Westcore Trust, a Massachusetts Business Trust (the "Trust"), does hereby certify that the following resolution was duly adopted by the Board of Trustees of the Trust at a meeting held on May 12, 1999 at which a quorum was present and acting throughout and that such resolution has not been amended, modified or rescinded and remains in full force and effect on the date hereof:


          FURTHER RESOLVED, that each of the officers of the Trust who may be required to execute any amendments to the Trust's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing W. Bruce McConnel, III, Kenneth V. Penland and Jack D. Henderson, and either of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust's Registration Statement and of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A pursuant to either of said acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of such officer as an officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under either of said acts, and any other instruments or documents related thereto, said acts of said attorney and agents or either of them by virtue of said appointment being hereby ratified and approved.


                                          Westcore Trust


     July 15, 1999                    /s/ W. Bruce McConnel, III
                                        --------------------------
                                        W. Bruce McConnel, III
                                        Secretary